UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 5, 2019

CENTERSTATE BANK CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-32017	59-3606741
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1101 First Street South, Suite 202, Winter Haven, FL	33880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (863) 293-4710

Not Applicable

(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

As previously announced, CenterState Bank Corporation (NASDAQ: CSFL) (the “Company” or “CenterState”) entered into an Agreement and Plan of Merger on November 23, 2018 with National Commerce Corporation (“NCC”), whereby, subject to approval of the companies’ respective stockholders or shareholders, as applicable, regulatory approvals and the satisfaction of certain other conditions, NCC will merge with and into CenterState.   CenterState is furnishing this Current Report on Form 8-K in connection with a presentation being made regarding the proposed merger at a Client and Advisory Board Meeting Luncheon hosted by First Landmark Bank and Private Bank of Buckhead, both divisions of NCC’s subsidiary bank, National Bank of Commerce, on February 5, 2019, in Atlanta, Georgia. Attached hereto as Exhibit 99.1 and incorporated by reference herein are the materials prepared for use during the presentation and for dissemination to local media outlets in connection with the event.

Cautionary Statements Regarding Forward-Looking Information

This Current Report contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the Merger, the expected returns and other benefits of the Merger to shareholders, expected improvement in operating efficiency resulting from the Merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the Merger on CenterState’s capital ratios. Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (2) disruption from the Merger with customer, supplier, employee or other business partner relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with NCC, (4) the risk of successful integration of NCC’s businesses into CenterState, (5) the failure to obtain the necessary approvals by the stockholders of NCC with respect to the Merger or the shareholders of CenterState with respect to the issuance of CenterState common stock in connection with the Merger, (6) the amount of the costs, fees, expenses and charges related to the Merger, (7) the ability by CenterState to obtain required governmental approvals of the Merger, (8) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to the Merger, (9) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing the Merger, (10) the risk that the integration of NCC’s operations into the operations of CenterState will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by CenterState’s issuance of additional shares of its common stock in the Merger, and (13) general competitive, economic, political and market conditions. Additional factors which could affect the forward looking statements can be found in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in CenterState’s Annual Report on Form 10-K for the year ended December 31, 2017, NCC’s Annual Report on Form 10-K for the year ended December 31, 2017, and other documents subsequently filed by CenterState and NCC with the SEC. Consequently, no forward-looking statement can be guaranteed. CenterState and NCC do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this Current Report on Form 8-K, the exhibits hereto or any related documents, CenterState and NCC claim protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information

CenterState has filed with the Securities and Exchange Commission a Registration Statement on Form S-4 (No. 333-229159) to register the shares of CenterState's common stock that will be issued to NCC's stockholders in connection with the transaction. The registration statement includes a joint proxy statement of CenterState and NCC and a prospectus of CenterState. A definitive joint proxy statement/prospectus is being submitted to the stockholders of each of CenterState and NCC in connection with the proposed merger transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION (AND ANY OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY/PROSPECTUS) BECAUSE SUCH DOCUMENTS CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by CenterState on its website at www.centerstatebanks.com and by NCC on its website at www.nationalbankofcommerce.com.

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval in any jurisdiction in which such offer, solicitation or sale would be unlawful. Before making any voting or investment decision, investors and security holders of CenterState and NCC are urged to read carefully the entire registration statement and joint proxy statement/prospectus available, including any amendments thereto, because they contain important information about the proposed transaction. Free copies of these documents may be obtained as described above.

CenterState, NCC and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of each of NCC and CenterState in connection with the Merger.  Information regarding the directors and executive officers of CenterState and NCC and other persons who may be deemed participants in the solicitation of the stockholders of NCC or of CenterState in connection with the Merger is included in the joint proxy statement/prospectus for NCC’s special meeting of stockholders, and CenterState’s special meeting of stockholders filed by CenterState with the SEC. Information about the directors and officers of CenterState and their ownership of CenterState common stock can also be found in CenterState's definitive proxy statement in connection with its 2018 annual meeting of stockholders, as filed with the SEC on March 12, 2018, and other documents subsequently filed by CenterState with the SEC. Information about the directors and officers of NCC and their ownership of NCC common stock can also be found in NCC's definitive proxy statement in connection with its 2018 annual meeting of stockholders, as filed with the SEC on April 20, 2018, and other documents subsequently filed by NCC with the SEC. Additional information regarding the interests of such participants is included in the proxy statement/prospectus and other relevant documents regarding the Merger filed with the SEC.

Item 9.01	Financial Statements and Exhibits

	(d)	Exhibits:

	Exhibit 99.1	Presentation Material for Client and Advisory Board Meeting Luncheon – Atlanta, GA

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANK CORPORATION

By:	/s/ Jennifer L. Idell
Jennifer L. Idell
Executive Vice President and
Chief Financial Officer

Date:  February 5, 2019

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